Exhibit 99.1

FOR IMMEDIATE RELEASE

PMC Commercial Trust 17950 Preston Road, Suite 600 Dallas, TX 75252	PMC Commercial Trust Contact (972) 349-3235 www.pmctrust.com

PMC Commercial Trust Announces Expiration of “Go-Shop” Period

DALLAS, TX—August 8, 2013—PMC Commercial Trust (NYSE MKT: PCC), (“PMC Commercial”) today announced the expiration of the “go-shop” period under the previously announced merger agreement, dated as of July 8, 2013, among PMC Commercial, CIM Urban REIT, LLC and their respective merger subsidiaries.

Under the terms of the merger agreement, PMC Commercial had the right to solicit competing proposals from third parties during the 30-day period which ended at 11:59 p.m. (Eastern Standard Time) on August 6, 2013 (the “go-shop period”). During the go-shop period, representatives of PMC Commercial’s financial advisor, Sandler O’Neill + Partners, L.P., contacted prospective strategic and financial bidders that were believed to be potentially interested in, and capable of, consummating an acquisition of all or part of PMC Commercial and its subsidiaries. During the go-shop period, 36 parties were contacted; one of such prospective bidders executed a nondisclosure agreement with PMC Commercial. Despite conducting an active and extensive solicitation process, PMC Commercial did not receive any alternative acquisition proposals from any prospective bidders during the go-shop period.

Starting on August 7, 2013, PMC Commercial became subject to customary “no-shop” provisions that prohibit it from soliciting competing proposals from third parties and limit its ability to engage in discussions with third parties regarding competing proposals. The “no-shop” provisions are subject to ‘‘fiduciary out’’ provisions which allow PMC Commercial to provide non-public information to and participate in discussions with, third parties with respect to certain unsolicited written acquisition proposals and to terminate the merger agreement and enter into an alternative acquisition agreement with respect to a superior proposal in compliance with the terms of the merger agreement.

The merger and other transactions are subject to certain customary closing conditions, including the approval of PMC Commercial’s shareholders and other third parties and consent of the SBA. The parties expect the transactions to be completed during the fourth quarter of 2013.

ABOUT PMC COMMERCIAL

PMC Commercial is a REIT organized in 1993 that primarily originates loans to small businesses collateralized by first liens on the real estate of the related business, predominantly (94% at June 30, 2013) in the hospitality industry. Its operations are located in Dallas, Texas and include originating, servicing and selling the government guaranteed portions of certain loans. PMC Commercial originates loans, either directly or through its wholly-owned lending subsidiaries, as follows: First Western SBLC, Inc. (“First Western”), PMC Investment Corporation (“PMCIC”) and Western Financial Capital Corporation (“Western Financial”). First Western is licensed as a small business lending company (“SBLC”) that originates loans through the Small Business Administration’s (“SBA”) 7(a) Guaranteed Loan Program (“SBA 7(a) Program”). PMCIC and Western Financial are licensed small business investment companies (“SBICs”).

ABOUT CIM URBAN REIT, LLC

CIM Urban REIT, LLC, through its wholly owned subsidiary, CIM Urban Partners, LP, invests primarily in substantially stabilized real estate and real estate-related assets in high density, high barrier-to-entry urban markets throughout North America that CIM Group has targeted for opportunistic investments. CIM invests in these properties anticipating that they will experience above-average rent growth compared to both national averages and their neighboring central business districts.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. PMC Commercial plans to file with the U.S. Securities and Exchange Commission (SEC) a Registration Statement on Form S-4 and file with the SEC and mail to its shareholders a Proxy Statement/Prospectus in connection with the merger and other transactions. The Registration Statement and the Proxy Statement/Prospectus will contain important information about PMC Commercial, CIM Urban REIT and their respective affiliates, the merger and other transactions, and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by PMC Commercial through the web site maintained by the SEC at www.sec.gov and that maintained by PMC Commercial Trust at www.pmctrust.com.

In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus from PMC Commercial by contacting PMC Commercial Trust, Attn: Investor Relations, 17950 Preston Road, Suite 600, Dallas, Texas 75252.

PMC Commercial and its trust managers and executive officers may be deemed to be participants in the solicitation of proxies in respect of the merger and other transactions contemplated by the merger agreement. Information regarding PMC Commercial’s trust managers and executive officers is contained in PMC Commercial’s Annual Report on Form 10-K for the year ended December 31, 2012, and in its definitive proxy statement dated April 29, 2013, which are filed with the SEC. As of August 8, 2013, PMC Commercial’s trust managers and executive officers beneficially owned as a group approximately 481,773 Common Shares, or 4.5% of PMC Commercial’s Common Shares. Additional information regarding the interests of such potential participants will be included in the Proxy Statement/Prospectus and other relevant documents filed with the SEC in connection with the proposed merger and other transactions if and when they become available.

FORWARD-LOOKING STATEMENTS

The information set forth herein (including information included or referenced herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect PMC Commercial’s and CIM Urban REIT’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the merger and other transactions contemplated by the merger agreement will be consummated, PMC Commercial’s and CIM Group’s plans for the merged company, market and other expectations, objectives, intentions, as well as any expectations with respect to the merged company, including regarding valuations, future dividends, estimates of growth, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the proposed merger and other transactions due to the failure to obtain PMC Commercial shareholder approval for the transactions or the failure to satisfy other conditions to completion of the transactions, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transactions; (3) risks related to disruption of management’s attention from ongoing business operations due to the merger and other transactions; (4) the effect of the announcement of the proposed merger and other transactions on PMC Commercial’s or CIM Urban REIT’s relationships with its customers, investors, tenants, lenders, operating results and business generally; (5) risks related to substantial expenditures with respect to the merger and other transactions, which may or may not be reimbursable in the event of the termination of the Merger Agreement; (6) the outcome of any legal proceedings relating to the merger and other transactions; and (7) risks to consummation of the merger and other transactions, including the risk that the merger and other transactions will not be consummated within the expected time period or at all. Additional factors that may affect future results are contained in PMC Commercial’s filings with the SEC, which are available at the SEC’s website at www.sec.gov and on PMC Commercial’s website at www.pmctrust.com, including those set forth in PMC Commercial’s Annual Report on Form 10-K for the year ended December 31, 2012. PMC Commercial and CIM Group disclaim any obligation to update and revise statements contained in this press release or the materials referenced herein based on new information or otherwise.